71ST ANNUAL REPORT 2000


                                   [GRAPHIC]


                                 TRI-CONTINENTAL
                                   CORPORATION


                         AN INVESTMENT YOU CAN LIVE WITH

TRI-CONTINENTAL CORPORATION INVESTS TO PRODUCE FUTURE GROWTH OF BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE CURRENT INCOME.




TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

TRI-CONTINENTAL CORPORATION

                                                                February 9, 2001

TO THE STOCKHOLDERS:

   The past year was a difficult one for Tri-Continental Corporation, and for equities in general. Stock prices were volatile all year, as investors worried about the slowing economy and declining corporate profits. For the year ended December 31, 2000, Tri-Continental returned -8.29% based on net asset value and -11.56% based on market price, while the Standard & Poor's 500 (S&P 500) returned -9.11% and the Lipper Closed-End Growth & Income Funds Average increased 3.30%. During 2000, Tri-Continental's discount ranged from 24.8% on April 4 to 13.0% on November 16, and ended the year at 18.1%. As of this writing, Tri-Continental's discount had narrowed to less than 13%.

   The year 2000 was a year of reversals. The collapse of the technology bubble in March and clear signs of a slowing US economy prompted investors to seek quality and value, focusing their attention on long-neglected "old economy" stocks. Value investing and small- and mid-cap stocks made major share price advances, while technology and large-cap growth stocks were battered. For the first time since 1990, the Standard & Poor's 500 Composite Stock Index (S&P 500) posted a negative return, as did the Nasdaq Composite Index and the Dow Jones Industrial Average.

   At the root of these shifts in the investment environment was the cooling US economy, slowed by a series of interest rate increases by the Federal Reserve Board. Higher energy prices also played a major role in precipitating the economic downshift, eating into both corporate earnings and consumers' disposable income. The slowdown was more abrupt than many expected. Industrial production and consumer confidence both declined sharply. Many companies missed earnings targets because their profits were squeezed by higher borrowing costs and weaker demand.

   In response to this economic deterioration, the Fed lowered the federal funds target rate by 0.50% to 6.00% on January 3, 2001, and by another 0.50% on January 31. This action was welcomed by investors, and, even though it did not immediately calm volatility, it will likely have a positive effect on liquidity and consumer confidence. Given the US budget surplus, the Fed has the flexibility to lower rates further, if necessary, to encourage economic growth.

   Looking ahead, we expect that economic activity will accelerate during the second half of 2001. While there are uncertainties (possible policy errors, high inventories, low consumer spending), we feel that there is ample reason for optimism. Energy prices should decrease because of lower demand, inflation is under control, and a federal tax cut under the new administration seems likely. On the global level, we think that central banks around the world will follow the Fed's lead and cut rates, providing a stimulus for continued growth.

TRI-CONTINENTAL CORPORATION

   The volatility and emotion of the past year have served to reinforce several lessons which are fundamental to Tri-Continental's philosophy. The market works in cycles, and valuations and earnings still matter. We believe that diversification among different asset classes and investment styles is the key to long-term investment success, and that it is important to maintain a long-term perspective.

   Tri-Continental Corporation paid $0.33 per share in dividends, and $3.30 per share in long-term capital gains during 2000. This is in keeping with our efforts to limit Stockholders' exposure to short-term capital gains (which are disadvantageous from a tax standpoint), within the boundaries of prudent portfolio management. Some Stockholders have expressed concern about Tri-Continental's declining dividend. This primarily reflects the decline of the dividend yield in the overall market, and, to a lesser extent, reflects Tri-Continental's increased focus on capital appreciation. However, under normal market conditions, we expect that the rate of dividend paid by Tri-Continental Corporation going forward, based on net asset value, will approximate the dividend rate of the S&P 500. We believe that our approach will benefit Stockholders over the long term in the form of higher total returns. Tri-Continental's commitment to produce future growth of both capital and income remains unchanged, and we continue to strive to provide reasonable current income to Stockholders.

   We are pleased to present the results of Tri-Continental's Mid-Year Survey on pages 10 and 11. Supplementing Tri-Continental's yearly phone survey of registered Stockholders, this survey also includes the responses of those who hold their Tri-Continental shares through a broker, and is part of our ongoing effort to gauge your satisfaction so that we may better serve your needs. We thank you for your continued support of Tri-Continental Corporation, and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers regarding the Corporation's results follows this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                              /s/ Brian T. Zino
                                              -----------------
                                              Brian T. Zino
                                              President

TRI-CONTINENTAL CORPORATION


INTERVIEW WITH YOUR PORTFOLIO MANAGERS

--------------------------------------------------------------------------------
[PHOTO]

GROWTH AND INCOME TEAM: (STANDING, FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)
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WHAT WERE TRI-CONTINENTAL'S INVESTMENT RESULTS IN 2000?

   For the 12 months ended December 31, 2000, Tri-Continental Corporation posted a total return of -8.29% based on net asset value and -11.56% based on market price. This compares to -9.11% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 3.30% during this same period for the net asset value return of the Corporation's peers, as measured by the Lipper Closed-End Growth & Income Funds Average.

WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE CORPORATION'S RESULTS DURING 2000?

   The Federal Reserve Board's series of interest rate hikes (the last, an increase of 0.5%, took place in May 2000) ultimately succeeded in slowing the US economy. Clear signs began to emerge in the third quarter that the economy was losing steam. Factory orders, manufacturing, and PC sales all fell, as did corporate profits, and tight credit affected many companies' ability to borrow. The annualized GDP growth rates of 5.6% in the second quarter, 2.2% in the third quarter, and 1.4% in the fourth quarter demonstrate the steady slowing. As the year wore on, some wondered if the Fed had been too successful in slowing the economy, as the fourth quarter witnessed rapid economic deceleration. A rash of corporate earnings shortfalls and the worst holiday shopping season in years for retailers, among other things, prompted the Fed to shift its inflation bias to neutral and, ultimately, to cut interest rates by 0.5% on January 3, 2001, and by an additional 0.5% on January 31. Market volatility was pronounced in 2000. The Nasdaq Composite Index lost nearly 40% of its value in 2000. Internet companies, particularly those without earnings, found it increasingly difficult to raise capital. At the same time, their stock prices plummeted and banks tightened lending practices. The S&P 500 declined for the first time since 1990, and the Dow Jones Industrials Average fell by 4.65%. The sectors that performed best in 1999 (technology and large-cap growth) performed poorly in 2000. Corporate profits were dampened by higher borrowing costs, rising energy prices, and a weak euro, and stocks fell with each earnings warning.

WHAT WAS YOUR INVESTMENT STRATEGY?

   We continued to reposition Tri-Continental to be more total return oriented. We believe strongly that, over the long term, this emphasis on capital appreciation will benefit Stockholders by providing returns that are consistently competitive with the market. With this in mind, we added to our technology weighting throughout 2000, taking advantage of price weakness to add quality technology companies to the portfolio. In 2000, however, investors preferred traditional stocks to "new economy"

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TRI-CONTINENTAL CORPORATION

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INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS

FOR PERIODS ENDED DECEMBER 31, 2000

                                                                                     AVERAGE ANNUAL
                                                                         -------------------------------------
                                                            THREE           ONE           FIVE            10
                                                           MONTHS*         YEAR           YEARS          YEARS
                                                           -------         -----          -----          -----
       MARKET PRICE**                                       (8.59)%       (11.56)%        14.41%         13.49%

       NET ASSET VALUE**                                    (7.49)         (8.29)         14.45          14.16

       LIPPER CLOSED-END
         GROWTH & INCOME
         FUNDS AVERAGE***                                   (1.43)          3.30          15.13          15.24

       S&P 500***                                           (7.82)         (9.11)         18.33          17.46

PRICE PER SHARE

                     December31,2000       September30,2000      June30,2000     March31,2000    December31,1999
                     ----------------      -----------------     ------------    -------------   -----------------
MARKET PRICE               $21.1875               $26.125           $25.25             $25.50            $27.875

NET ASSET VALUE             25.87                  31.52             31.80              32.76             32.82



DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                             Capital Gain
                                                       ---------------------------------------------------------
                            Dividends Paid+              Paid                  Realized               Unrealized
                            --------------             ---------               ---------               ---------
                                 $0.33                   $3.30++                 $2.63                   $2.81+++

THE NET REALIZED CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS PAID IN 2000 TOTALED $3.63. THIS IS EQUAL TO 11.3% OF THE CORPORATION'S AVERAGE END-OF-QUARTER NET ASSET VALUES FOR THE PRIOR FOUR QUARTERS (DECEMBER 1999 TO SEPTEMBER 2000).

--------------------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

    * Returns for periods of less than one year are not annualized.

   ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

  *** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

    + Preferred Stockholders were paid dividends totaling $2.50 per share.

  +++ Includes $0.56 of undistributed realized capital gains from 1999, which were paid on June 22, 2000. +++ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2000.

--------------------------------------------------------------------------------

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TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGERS (CONTINUED)

ones, and this negatively impacted Tri-Continental's performance over the short term. Tri-Continental had significant exposure to non-technology sectors as well. We took advantage of rising energy prices and strong demand by owning energy and utility stocks. In the finance arena, we chose financial services firms over bank stocks because we perceived banks to be at risk for bad loans, and favored insurance stocks because we anticipated premium increases boosting their earnings.

WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?

   "Old economy" stocks were the star performers in 2000, and Tri-Continental's overweightings in finance, energy, health care, and utilities were positive contributors to performance, as these sectors performed very strongly in 2000. Our decision to focus on natural gas over electricity also helped our results. Drug stocks did surprisingly well this year, given the political pressure on these companies to lower their prices; because of the likelihood of congressional action in the near future, our focus has now shifted away from pharmaceuticals and toward medical devices. Our underweighting in consumer cyclicals proved fortunate, as this sector was a poor performer in 2000.

WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?

   Our exposure to technology, while below that of the market, clearly detracted from performance this year. Technology companies, after enjoying tremendous success in 1999 and the first quarter of 2000, suffered for the rest of the year as their stock prices posted sharp declines, earnings fell short of expectations, and investors sought refuge in securities perceived as higher quality and lower risk. Although Tri-Continental's technology additions hurt performance over the short term (tempered by the fact that we built our position gradually), we believe it would be a mistake to reverse course. This sector will likely produce the biggest growth areas, therefore benefiting Stockholders over the long term.

WHAT IS YOUR OUTLOOK?

   We expect 2001 to be a transitional year for the economy and for the financial markets. The first two quarters will likely be marked by continued volatility, economic slowing, and declining corporate profits. The Fed's January 3 and January 31 rate cuts should help market sentiment, especially since the Fed has indicated a willingness to lower rates again, if necessary, to encourage growth. There likely will be a tug-of-war between weak earnings and falling interest rates, but we think economic indicators will improve during the second half of the year, as the economy starts to feel the effect of lower interest rates, a probable federal tax cut, increased capital spending, and renewed consumer confidence. Tri-Continental is positioning itself to take advantage of this expected economic upturn by focusing on early-cycle stocks, such as semiconductors, retailers, and media stocks, which typically perform well as the economy emerges from a slowdown. We will avoid areas such as consumer durables, which will probably remain weak longer. We are lowering our weightings in financials, energy, and utilities. After two difficult investment years, we believe that the excesses and speculation have finally come out of the market, and that investors have returned to fundamentals. The market has broadened substantially and should continue to do so. These factors should benefit Tri-Continental's diversified portfolio of quality stocks.

TRI-CONTINENTAL CORPORATION

HIGHLIGHTS OF THE YEAR

NET ASSET VALUE of each share of Common Stock was $25.87 at December 31, compared to $32.82 at the start of the year. If you took the June and December gain distributions in additional shares, the net asset value of each share you owned at the beginning of 2000 was equivalent to $29.71 at year end. Assuming the investment of dividends and gain distributions in shares, the total return was (8.29)%.

DISTRIBUTION OF REALIZED GAIN

   Your Directors declared a net long-term distribution of $0.56 per Common share from the balance of taxable net gains realized from November 1, 1999, through December 31, 1999, which was paid on June 22, 2000, to Stockholders of record June 12, 2000.

   A net long-term distribution of $2.74 per Common share, realized on investments from January 1, 2000, through October 31, 2000, was paid on December 18, 2000, to Stockholders of record December 11, 2000.

   The Corporation is required to distribute to Common Stockholders substantially all of its undistributed net capital gains realized through October 31, 2000, to avoid a 4% federal excise tax. The undistributed net capital gain realized from November 1, 2000 to December 31, 2000, of $0.13 per Common share remains a part of the underlying market value of Common Stock shares as of December 31, 2000. This amount will be distributed to Common Stockholders during 2001, at which time Common Stockholders will be subject to federal income taxes on the amount distributed.

   For those Stockholders who took the June and December payments in shares, these gains were reinvested at $25.21875 and $22.1875, on June 8, 2000 and December 7, 2000, respectively. Distributions should be taken into account in measuring the results of an investment in Tri-Continental Common Stock, and should be taken in shares if you want your investment to benefit from the full effect of compounding.

OPERATING EXPENSES for the year were $21,147,548. The ratio of expenses to the average value of net investment assets was 0.54%, down from 1999's expense ratio of 0.56%.

COMMON STOCK DIVIDENDS, paid quarterly, totaled $0.33 per share on an average of 123,883,000 shares, compared to $0.48 in 1999 when, on average, there were approximately 7,528,000 fewer shares outstanding. Common Stock dividends paid in 2000 with the December 1999 and June 2000 capital gain distributions taken in additional shares were equivalent to $0.37 per share.

PREFERRED STOCK DIVIDENDS, paid each quarter, completed 71 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $57.46 per Preferred share.

STOCK REPURCHASE PROGRAM

   In 2000, under the Stock Repurchase Program, the Corporation repurchased 3,478,200 shares, representing 2.6% of outstanding shares in 2000. This compares to 2,919,000 shares repurchased in 1999, representing 2.3% of shares outstanding.

TRI-CONTINENTAL CORPORATION

ASSETS AT YEAR END:                                  2000            1999
                                                --------------   --------------
Total assets .................................  $3,537,559,628   $4,152,589,054
Amounts owed .................................      41,914,001        5,088,570
                                                --------------   --------------
NET INVESTMENT ASSETS ........................  $3,495,645,627   $4,147,500,484
Preferred Stock, at par value ................      37,637,000       37,637,000
                                                --------------   --------------
Net Assets for Common Stock ..................  $3,458,008,627   $4,109,863,484
                                                ==============   ==============
Common shares outstanding ....................     133,643,365      125,234,203
NET ASSETS BEHIND EACH COMMON SHARE ..........          $25.87           $32.82
With 2000 gain distributions taken in shares .          $29.71               --


TAXABLE GAIN:

Net capital gain realized ....................  $  352,066,264   $  434,056,822
Per Common share .............................           $2.63            $3.47
Undistributed capital gains, end of year .....  $   17,959,101   $   72,940,940
Per Common share, end of year ................           $0.13            $0.58
Unrealized capital gains, end of year ........  $  375,514,894   $1,152,539,716
Per Common share, end of year ................           $2.81            $9.20

DISTRIBUTION OF GAIN:

Per Common share* ............................           $3.30           $3.794

INCOME:

Total income earned ..........................  $   64,398,298   $   79,858,790
Expenses .....................................      21,147,547       23,232,584
Preferred Stock dividends ....................       1,881,850        1,881,850
                                                --------------   --------------
Income for Common Stock ......................  $   41,368,901   $   54,744,356
                                                ==============   ==============
Expenses to average net investment assets ....            0.54%            0.56%
Expenses to average net assets
  for Common Stock ...........................            0.54%            0.56%

DIVIDENDS PER COMMON SHARE ...................           $0.33            $0.48
With December 1999 and June 2000 gain
  distributions taken in shares ..............           $0.37               --


--------------------------------------------------------------------------------

* The Corporation's net capital gain realized for the year 2000 was $2.63 per share of Common Stock outstanding at December 31, 2000. However, the Corporation was required to distribute only the total undistributed net capital gain realized during the period from November 1, 1999, through October 31, 2000 ($3.30 per share), to avoid a 4% federal excise tax. The undistributed net realized capital gain as of year end ($0.13 per share) remains a part of the underlying market value of Common Stock shares as of December 31,2000. This amount will be distributed to common stockholders during 2001, at which time Common Stockholders will be subject to federal income taxes on the amount received.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SERVICES

   Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

PURCHASES OF COMMON STOCK. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market and from Stockholders participating in withdrawal plans to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 2000, 1,600,582 shares were purchased by Stockholders through the Plan.

   The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. As discussed further under Stock Repurchase Program on page 13, during 2000 the Corporation purchased 3,478,200 additional shares.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA). You may contribute up to $2,000 per year to a Traditional IRAprovided you have earned income and are under age 701/2. A working or non-working spouse may also contribute up to $2,000 to a separate Traditional IRA. Contributions to a Traditional IRAmay be deductible or non-deductible. If you are NOT covered by an employer's retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your modified adjusted gross income
(MAGI) in 2000 is less than $32,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $52,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

ROLLOVER IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

ROTH IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $2,000 per year to a Roth IRAprovided you have earned income and meet the eligibility requirements. Your modified adjusted gross income (MAGI) must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. Total contributions to a Roth IRA and a Traditional IRA cannot exceed $2,000 in any year. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years AND you take the distribution either after age 591/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 701/2 (if you have earned income), and you are not required to take minimum distributions at age 701/2. You may convert an existing Traditional IRAto a Roth IRAto take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRAbefore converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

TRI-CONTINENTAL CORPORATION

RETIREMENT PLANNING -- QUALIFIED PLANS. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 25% of earned income (reduced by plan contributions), to a maximum of $35,000 per participant. For retirement plan purposes, no more than $170,000 may be taken into account as earned income under the plan in 2001 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the US.

GIFTS FREE OF FEDERAL TAX are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

THE AUTOMATIC CASH WITHDRAWAL PLAN enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.


FEDERAL TAXES

   Quarterly dividends paid on both the Preferred and Common Stocks for 2000 are subject to federal income tax as "ordinary income." Under the Internal Revenue Code, 73.89% of the 2000 quarterly dividends paid to Common and Preferred Stockholders qualifies for the dividends received deduction available to corporate Stockholders. In order to claim the dividends received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

   The distributions of $0.56 and $2.74 from net long-term gain, realized on investments from November 1, 1999 through December 31, 1999, and January 1, 2000 through October 31, 2000, respectively, were paid to Common Stockholders on June 22 and December 18, 2000, respectively. The long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to Stockholders in 2000 as a long-term gain from the sale of capital assets, no matter how long Tri-Continental Common Stock may have been owned. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss would be treated as long-term to the extent it offsets the long-term gain distribution.

   The tax cost basis of shares acquired by investing the June 22 and December 18 capital gain distributions in additional shares was $25.21875 and $22.1875 per share, respectively.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SURVEY RESULTS

   In Tri-Continental's 2000 Mid-Year Report, the Corporation enclosed a survey card designed to garner feedback from Stockholders. We are pleased to announce that we received nearly 6,000 responses and would like to thank you for taking the time to respond.

   This survey card was designed as a way to complement the Corporation's yearly 20-minute phone survey of 500 randomly chosen Stockholders. Like the phone survey, the mail-in card allows us to track general trends in Stockholder demographics and satisfaction. However, where the phone survey is limited to Stockholders whose holdings are registered with the Manager, the mail-in card allows us to hear from the roughly 50% of our Stockholders who hold their shares "in street name" (investors who own their shares at a broker/dealer).

   Of the 6,000 Stockholders who responded, roughly 50% were registered and 50% were "street name." Below you will find a summary of the results.

                                                                                      Registered            Street Name
---------------------------------------------------------------------------------------------------------------------------
1.    Are You ...                          Male                                          69.6%                77.2%
                                           Female                                        28.2%                21.0%
                                           No Answer                                      2.2%                 1.8%

2.    How old are you?                     Under 18                                       0.7%                 0.3%
                                           18 - 34                                        2.3%                 1.1%
                                           35 - 49                                        6.1%                 6.7%
                                           50 - 64                                       19.0%                21.3%
                                           65 or older                                   71.9%                70.6%

3.    How long have you been a Tri-Continental Stockholder?

                                           0 to 5 years                                   9.5%                24.3%
                                           5 to 10 years                                 14.5%                26.7%
                                           10 to 15 years                                17.3%                19.0%
                                           More than 15 years                            58.2%                28.5%
                                           No answer                                      0.5%                 1.5%

4.    Overall, how satisfied are you as a Stockholder of Tri-Continental Corporation?

      (Very Satisfied)                     1                                             31.0%                22.1%
                                           2                                             32.7%                31.0%
                                           3                                             22.7%                28.0%
                                           4                                              8.5%                10.4%
      (Not at all satisfied)               5                                              4.3%                 6.6%
                                           No answer                                      0.8%                 1.9%

TRI-CONTINENTAL CORPORATION

                                                                                      Registered            Street Name
---------------------------------------------------------------------------------------------------------------------------

5.    How satisfied are you with Tri-Continental's Stockholder Services department?

      (Very satisfied)                     1                                             46.3%                33.6%
                                           2                                             32.7%                31.9%
                                           3                                             13.9%                22.9%
                                           4                                              4.4%                 6.8%
      (Not at all satisfied)               5                                              2.7%                 4.8%
                                           Never contacted                               40.2%                72.2%
                                           No answer                                      0.8%                 1.8%

6.    Before reading this question, were you aware of Tri-Continental's Stock Repurchase Program?

                                           Yes                                           76.8%                68.3%
                                           No                                            22.5%                30.5%
                                           No answer                                      0.7%                 1.2%

7.    Now that you are familiar with it, how favorably do you feel about the Stock Repurchase
      Program?

      (Very favorable)                     1                                             44.7%                42.9%
                                           2                                             25.2%                24.2%
                                           3                                             19.0%                19.1%
                                           4                                              3.0%                 3.7%
      (Not at all favorable)               5                                              3.5%                 4.8%
                                           No answer                                      4.6%                 5.2%

8.    Tri-Continental's Common Stock trades at a discount to its net asset value. Were you aware of this before reading this question?

                                           Yes                                           83.2%                83.3%
                                           No                                            12.5%                12.8%
                                           Don't Know                                     3.5%                 3.0%
                                           No answer                                      0.9%                 0.9%

9.    As far as Tri-Continental's discount is concerned are you ...

                                           Pleased                                       29.5%                26.2%
                                           Indifferent                                   28.4%                28.3%
                                           Concerned                                     30.1%                34.9%
                                           Don't Know                                     9.7%                 8.5%
                                           No answer                                      2.2%                 2.1%

TRI-CONTINENTAL CORPORATION

A HISTORY OF BUILDING LONG-TERM WEALTH AND INCOME

   Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The chart below shows the growth of Tri-Continental Stockholders' capital over the past 20 years. The total cost of 1,000 shares of Tri-Continental purchased on December 31, 1980, was $23,625. Stockholders who took capital gains distributions in shares would have realized a seven-fold increase in the market value of these 1,000 shares to $182,435 by year-end 2000. For those who chose to take their dividends as well as capital gains in additional shares, the value of their investment in Tri-Continental Corporation would have grown to a market value of $350,605 at the end of 2000.

      [The following table represents a line graph in the printed piece.]

                          A HISTORY OF BUILDING WEALTH

         Reinvest Capital Gains   Reinvest Capital Gains &   Market Value Only,
              Market Value        Dividends Market Value    without reinvestment

12/31/80         23625                   23970                   23625
3/31/81          25212                   25854                   23350
6/30/81          25007                   25943                   23160
9/30/81          21347                   22459                   19770
12/31/81         22362                   23925                   20710
3/31/82          23615                   25603                   19000
6/30/82          23392                   25724                   18820
9/30/82          28463                   31684                   22900
12/31/82         33403                   37570                   26875
3/31/83          35175                   39918                   26730
6/30/83          36518                   41815                   27750
9/30/83          38767                   42206                   27730
12/31/83         38656                   45181                   29375
3/31/84          36512                   43115                   23310
6/30/84          34852                   41628                   22250
9/30/84          38767                   46851                   24750
12/31/84         38963                   47726                   24875
3/31/85          42116                   52090                   24500
6/30/85          45554                   56879                   26500
9/30/85          43835                   55272                   25500
12/31/85         50496                   64321                   29375
3/31/86          56098                   72005                   29875
6/30/86          56802                   73463                   30250
9/30/86          56802                   74021                   30250
12/31/86         61865                   81321                   28625
3/31/87          69266                   91674                   32000
6/30/87          71431                   95169                   33000
9/30/87          70348                   94303                   32500
12/31/87         52155                   70639                   20625
3/31/88          54367                   74251                   21500
6/30/88          56580                   77929                   22375
9/30/88          54051                   75107                   21375
12/31/88         51739                   72772                   19250
3/31/89          53083                   75380                   19750
6/30/89          59802                   85685                   22250
9/30/89          65178                   94235                   24250
12/31/89         68824                  100395                   23000
3/31/90          68076                  100132                   22750
6/30/90          72939                  108164                   24375
9/30/90          63588                   95271                   21250
12/31/90         68587                  103868                   21375
3/31/91          77411                  118105                   24125
6/30/91          80620                  123881                   25125
9/30/91          84230                  130364                   26250
12/31/91         95207                  148511                   27750
3/31/92          90061                  141446                   26250
6/30/92          90919                  143762                   26500
9/30/92          94778                  150894                   27625
12/31/92         89895                  144362                   25500
3/31/93          90777                  146853                   25750
6/30/93          87692                  142946                   24875
9/30/93          88133                  144814                   25000
12/31/93         90122                  149364                   23750
3/31/94          83007                  138766                   21875
6/30/94          83481                  140763                   22000
9/30/94          84430                  143641                   22250
12/31/94         82560                  141796                   19875
3/31/95          87233                  151176                   21000
6/30/95          93983                  164170                   22625
9/30/95          97618                  171825                   23500
12/31/95        102333                  181425                   22625
3/31/96         107987                  192811                   23875
6/30/96         111119                  199763                   24000
9/30/96         115749                  209430                   25000
12/31/96        121575                  221297                   24125
3/31/97         123465                  226147                   24500
6/30/97         140401                  258538                   27063
9/30/97         152074                  281481                   29313
12/31/97        152246                  283157                   26688
3/31/98         168648                  315064                   29563
6/30/98         169384                  317802                   27875
9/30/98         154953                  292307                   25500
12/31/98        188601                  357320                   28500
3/31/99         191910                  365083                   29000
6/30/99         204300                  390194                   30188
9/30/99         197956                  379558                   29250
12/31/99        208994                  402230                   27875
3/31/2000       191187                  369318                   25500
6/30/2000       193517                  374982                   25250
9/30/2000       200223                  389159                   26125
12/31/00        182435                  350605                   21188


* ASSUMES THE STOCKHOLDER DID NOT EXERCISE OR SELL THE TRANSFERABLE RIGHTS DISTRIBUTED IN CONNECTION WITH THE 1992 RIGHTS OFFERING. EITHER THE EXERCISE OR SALE OF THE RIGHTS WOULD IMPROVE THE ABOVE RESULTS.

   FOR THE 20-YEAR PERIOD ENDED DECEMBER 31, 2000. THE INFORMATION PROVIDED ABOVE IS BASED ON PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND EXCLUDES ANY COMMISSIONS OR SALES CHARGES ASSOCIATED WITH THE PURCHASE OF TRI-CONTINENTAL SHARES. THE RATE OF RETURN WILL VARY, AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. SHARES, IF SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. IF SALES CHARGES HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. IN ADDITION, CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS TAKEN IN ADDITIONAL SHARES ARE SUBJECT TO PERSONAL INCOME TAX IN THE YEAR EARNED. THE EXAMPLES SHOWN DO NOT REFLECT THE EFFECT OF SUCH TAXES.

   The chart above illustrates that Tri-Continental's performance cannot be judged based upon stock-price appreciation alone. Indeed, stock-price appreciation is a small component of Tri-Continental's total return. For Stockholders who take their capital gains in additional shares, and particularly for Stockholders who are able to take both their capital gains and their dividends in additional shares, the value of an investment in Tri-Continental has appreciated steadily over the years. This is because, while Tri-Continental's stock price may not increase significantly, investors who take their distributions in additional shares may benefit from an increasing number of shares owned.

TRI-CONTINENTAL CORPORATION

STOCK REPURCHASE PROGRAM

   In November 2000, the Board of Directors authorized the renewal of Tri-Continental's ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 7.5% of the Corporation's shares over a 12-month period, provided that the discount remains wider than 10%. The Board's decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental's closed-end structure, while increasing the NAV of the Corporation's outstanding shares.

   The Board of Directors also approved several changes to the stock repurchase program. These amendments are intended to allow an increase in the number of shares bought back annually. During the first two years that the program has been in place, the Corporation bought back 4.3% of the stock outstanding in the first year and 4.5% in the second year, compared to our stated limit of 7.5%. We believe that these changes to the stock repurchase program will result in a significant increase in the number of shares that the Corporation is able to repurchase.

 INTRODUCE TRI-CONTINENTAL TO A FRIEND

   "Introduce Tri-Continental to a Friend" is a program designed to help encourage potential investors to consider investing in Tri-Continental. The initiative targets the more than 44,000 current Stockholders of record, individual investors, Wall Street analysts, and financial consultants through a comprehensive effort including advertising, direct mail, and one-on-one meetings. Tri-Continental has also published a brochure that traces its history since its launch in 1929.

   Reply cards allowing Stockholders to request "The Story of Tri-Continental" brochure and the "Introduce Tri-Continental to a Friend" investor package have been inserted in the Mid-Year and Annual Reports since the program's inception. Response has been excellent, with several thousand copies of the brochure and the investor package distributed to date. A new reply card is inserted in this Annual Report.

   Stockholders are invited to request that an investor package be sent to one or more family members, friends, or associates. This package includes a letter from Mr. William C. Morris, Tri-Continental's Chairman, a copy of the most recent Stockholder Report, a Prospectus, "The Story of Tri-Continental" brochure, and a pamphlet explaining the attributes of closed-end funds.

WWW.TRI-CONTINENTAL.COM

   Now Stockholders can get the latest Tri-Continental information-- including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more -- over the Internet, 24 hours a day, seven days a week.

   Tri-Continental's website has been developed for the convenience of current Stockholders and to let the world know about Tri-Continental. In addition to up-to-date practical information, the site contains interesting facts about Tri-Continental, including a complete history.

   Please stop by www.tri-continental.com. We hope you find the site a useful one that you will want to visit often.

TRI-CONTINENTAL CORPORATION

DIVERSIFICATION OF NET INVESTMENT ASSETS

The diversification of portfolio holdings by industry on December 31, 2000, was as follows. Individual securities owned are listed on pages 16 to 20.

                                                                                                         PERCENT OF NET
                                                                                                        INVESTMENT ASSETS
                                                                                                           DECEMBER 31,
                                                                                                        -------------------
                                          ISSUES             COST                    VALUE               2000         1999
                                          ------         ------------             ------------          ------       ------
NET CASH AND
  SHORT-TERM HOLDINGS                        5           $  273,669,592          $  273,669,592            7.8%        2.4%
TRI-CONTINENTAL
  FINANCIAL DIVISION                         2               10,068,729              10,212,561            0.3         0.3
                                           ---           --------------          --------------          -----       -----
                                             7           $  283,738,321          $  283,882,153            8.1%        2.7%
                                           ---           --------------          --------------          -----       -----
COMMON STOCKS:
  Aerospace                                 --                       --                      --             --         0.5%
  Automotive and Related                    --                       --                      --             --         2.4
  Chemicals                                  1           $   17,855,871          $   19,031,381            0.5%        1.1
  Communication Equipment                    6              167,143,654             100,281,238            2.9         2.6
  Communications                             5              255,098,708             160,018,679            4.6         7.9
  Consumer Goods and
    Services                                 7              196,781,505             224,316,988            6.4        12.4
  Drugs and Health Care                      9              343,143,015             496,448,840           14.2         9.3
  Electric and Gas Utilities                 3              141,398,648             206,824,212            5.9         2.7
  Electrical Equipment                      --                       --                      --             --         0.9
  Electronic Technology                     16              618,276,571             457,350,866           13.1        12.0
  Electronics                               --                       --                      --             --         0.9
  Energy                                     5              212,401,273             273,489,169            7.8         7.0
  Finance and Insurance                      8              277,961,752             607,278,450           17.4        15.3
  Machinery and
    Industrial Equipment                     2              136,449,784             228,847,432            6.5         7.1
  Media                                      1               30,810,751              30,621,563            0.9          --
  Office Equipment                           1               90,041,646              66,945,625            1.9         1.2
  Paper and Forest Products                  1               14,599,866              15,885,162            0.5         1.2
  Publishing                                --                       --                      --             --         0.8
  Retail Trade                               4               90,403,005             117,666,556            3.4         4.0
  Technology Services                        4              244,026,363             206,757,313            5.9         7.8
  Transportation                            --                       --                      --             --         0.2
                                           ---           --------------          --------------          -----       -----
                                            73           $2,836,392,412          $3,211,763,474           91.9%       97.3%
                                           ---           --------------          --------------          -----       -----
NET INVESTMENT ASSETS                       80           $3,120,130,733          $3,495,645,627          100.0%      100.0%
                                           ===           ==============          ==============          =====       =====

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
OCTOBER 1 TO DECEMBER 31, 2000

TEN LARGEST PURCHASES                       TEN LARGEST SALES
----------------------                      -----------------
Conexant Systems, Inc.*                     Applied Materials, Inc.
Gillette Company (The)*                     Citigroup Inc.
McDonald's Corporation*                     Qualcomm Inc.
Calpine Corporation*                        Cisco Systems, Inc.
Comcast Corporation (Class A)*              Bristol-Myers Squibb Company**
Sun Microsystems, Inc.*                     General Electric Company
Home Depot, Inc. (The)*                     Merrill Lynch & Co. Incorporated
Costco Wholesale Corporation*               Chubb Corporation (The)
May Department Stores Company*              Unicom Corporation**
Rohm and Haas Company*                      Bank of America Corporation**


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 * Position added during the period.
** Position eliminated during the period.



10 LARGEST EQUITY HOLDINGS
DECEMBER 31, 2000

                                                                                         INCREASE (DECREASE)
                                                     DECEMBER 31, 2000                        IN VALUE
                                                 -------------------------             ----------------------
                                                   COST            VALUE                 FOR          SINCE
                                                  (000S)          (000S)                 2000        PURCHASE
                                                 --------         --------             --------      --------
General Electric Company                         $ 80,630         $123,918               (7.07)%       53.7%
Bank of New York Company, Inc.                     23,420          110,375               38.0         371.3
United Technologies Corporation                    55,820          104,929               21.0          88.0
St. Jude Medical, Inc.                             64,931          100,143               54.1          54.2
American International Group, Inc.                 42,727           98,563               (8.8)        130.7
Coastal Corporation (The)                          39,620           89,196              125.1         125.1
Citigroup Inc.                                     22,965           84,253               (8.1)        266.9
Microsoft Corporation                             124,686           82,702              (62.8)        (33.7)
American General Corporation                       58,321           82,258                7.4          41.0
Exxon Mobil Corporation                            54,829           78,244                7.9          42.7
                                                 --------         --------
                                                 $567,949         $954,581
                                                 ========         ========

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2000

                                                                                SHARES             VALUE
                                                                              ---------       --------------
COMMON STOCKS 91.9%

CHEMICALS - 0.5%

ROHM AND HAAS COMPANY                                                           524,100       $   19,031,381
  Chemical producer                                                                           --------------

COMMUNICATION EQUIPMENT - 2.9%
AVAYA INC.*                                                                      82,500       $      850,781
  Provider of communications systems and software

CIENA CORPORATION*                                                              198,600           16,161,075
  Provider of multiplexing systems for fiber optics communications networks

JDS UNIPHASE CORPORATION*                                                       184,300            7,671,488
  Worldwide provider of fiber optic components and modules for the cable television and communications industries

LUCENT TECHNOLOGIES, INC.*                                                      990,000           13,365,000
  Manufacturer of telecommunications equipment

NORTEL NETWORKS CORPORATION (Canada)                                            877,600           28,138,050
  Provider of telecommunications equipment

QUALCOMM INC.*                                                                  415,000           34,094,844
  Developer, manufacturer and marketer of communications                                      --------------
  systems and products                                                                        $  100,281,238
                                                                                              --------------

COMMUNICATIONS - 4.6%

AT&T CORP.                                                                    1,334,500       $   23,103,531
  Provider of telecommunications services

SBC COMMUNICATIONS, INC.                                                      1,161,380           55,455,895
  Provider of telephone services

SPRINT CORPORATION                                                              750,000           15,234,375
  Provider of telecommunications services

VERIZON COMMUNICATIONS                                                          997,722           50,010,815
  Provider of telephone services, systems and equipment
WORLDCOM, INC.                                                                1,153,000           16,214,063
  Provider of telecommunications services                                                     --------------
                                                                                              $  160,018,679
                                                                                              --------------
CONSUMER GOODS AND SERVICES - 6.4%

COCA-COLA COMPANY (THE)                                                         443,000       $   26,995,313
  Manufacturer and marketer of soft drinks and consumer products

GILLETTE COMPANY (THE)                                                        1,253,800           45,293,525
  Manufacturer of personal care products

KROGER COMPANY*                                                                 705,100           19,081,769
  Operator of supermarkets and convenience stores

MCDONALD'S CORPORATION                                                        1,251,600           42,554,400
  Restaurant operator

PEPSICO, INC.                                                                   680,800           33,742,150
  Manufacturer and marketer of soft drinks and consumer products

PROCTER & GAMBLE COMPANY (THE)                                                  382,300           29,986,656
  Manufacturer and distributor of household and personal care products
RALSTON PURINA GROUP                                                          1,020,600           26,663,175
  Provider of dry dog and soft-moist cat foods, as well as cat litter                         --------------
                                                                                              $  224,316,988
                                                                                              --------------

----------
See footnotes on page 20.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                           DECEMBER 31, 2000

                                                                                SHARES             VALUE
                                                                              ---------       --------------
DRUGS AND HEALTH CARE - 14.2%

ABBOTT LABORATORIES                                                             892,100       $   43,211,094
  Developer and manufacturer of diversified health care products

AMERICAN HOME PRODUCTS CORPORATION                                              705,800           44,853,590
  Developer and manufacturer of pharmaceuticals, food, and housewares

BAXTER INTERNATIONAL INC.                                                       658,200           58,127,287
  Manufacturer and distributor of hospital and laboratory products

GUIDANT CORPORATION*                                                            814,300           43,921,306
  Provider of medical instruments used for cardiovascular treatment

JOHNSON & JOHNSON                                                               457,600           48,076,600
  Developer and manufacturer of health care products

MERCK & CO., INC.                                                               718,300           67,250,838
  Developer and manufacturer of pharmaceuticals

PFIZER INC.                                                                   1,272,500           58,535,000
  Manufacturer of health care consumer products and specialty chemicals

PHARMACIA CORPORATION                                                           530,000           32,330,000
  Global pharmaceutical and biotechnology company

ST. JUDE MEDICAL, INC.*                                                       1,630,000          100,143,125
  Provider of medical devices for the cardiovascular market                                   --------------
                                                                                              $  496,448,840
                                                                                              --------------

ELECTRIC AND GAS UTILITIES - 5.9%

CALPINE CORPORATION*                                                          1,012,400       $   45,621,275
  Developer, marketer, and operator of power generation facilities

COASTAL CORPORATION (THE)                                                     1,010,000           89,195,625
  Energy holding company involved in oil and gas exploration and production

WILLIAMS COMPANIES, INC. (THE)                                                1,803,000           72,007,312
  Transporter and producer of natural gas                                                     --------------
                                                                                              $  206,824,212
                                                                                              --------------

ELECTRONIC TECHNOLOGY - 13.1%

AGILENT TECHNOLOGIES, INC.*                                                     590,000       $   32,302,500
  Designer of test and monitoring instruments, and semiconductors for diversified industries

ALTERA CORPORATION*                                                             705,000           18,572,344
  Designer and manufacturer of field-programmable logic devices

ANALOG DEVICES, INC.*                                                           598,500           30,635,719
  Manufacturer of analog semiconductors and digital signal processors

APPLIED MATERIALS, INC.*                                                      1,000,000           38,187,500
  Manufacturer of semiconductor wafer fabrication equipment

CISCO SYSTEMS, INC.*                                                          1,475,000           56,418,750
  Manufacturer of computer network products

COMPAQ COMPUTER CORPORATION                                                   1,275,000           19,188,750
  Global PC manufacturer

CONEXANT SYSTEMS, INC.*                                                       1,182,700           17,962,256
  Provider of semiconductor products for communications electronics

DELL COMPUTER CORPORATION*                                                    1,065,000           18,604,219
  International provider of computer systems and services

EMC CORPORATION*                                                                306,900           20,408,850
  Manufacturer of enterprise storage devices

GATEWAY, INC.*                                                                  337,100            6,064,429
  Manufacturer and direct marketer of personal computers

INTEL CORPORATION                                                             2,047,800           61,561,987
  Manufacturer of microprocessors and memory circuits

----------
See footnotes on page 20.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                           DECEMBER 31, 2000

                                                                                SHARES             VALUE
                                                                              ---------       --------------
ELECTRONIC TECHNOLOGY (continued)

INTERNATIONAL BUSINESS MACHINES CORPORATION                                     588,950       $   50,060,750
  Diversifed technology provider

MICRON TECHNOLOGY, INC.*                                                        497,500           17,661,250
  Manufacturer of DRAM memory circuits

NOVELLUS SYSTEMS, INC.*                                                         685,900           24,585,228
  Manufacturer of semiconductor processing equipment

SUN MICROSYSTEMS, INC.*                                                         600,000           16,706,250
  Provider of microprocessors and software products
VITESSE SEMICONDUCTOR CORPORATION*                                              513,700           28,430,084
  Provider of equipment for the data communications and                                       --------------
  telecommunications industries                                                               $  457,350,866
                                                                                              --------------
ENERGY - 7.8%

BAKER HUGHES, INC.                                                              530,500       $   22,048,906
  Provider of products and services to explore for, extract, recover, and process oil and gas

BP AMOCO PLC (ADRS) (United Kingdom)                                          1,009,300           48,320,238
  Explorer, producer, refiner, and retailer of petroleum products

EXXON MOBIL CORPORATION                                                         900,000           78,243,750
  Explorer and producer of natural gas, oil, and petroleum products

ROYAL DUTCH PETROLEUM COMPANY (Netherlands)                                   1,111,600           67,321,275
  Provider of international oil services
SCHLUMBERGER LTD.                                                               720,000           57,555,000
  Worldwide provider of energy services                                                       --------------
                                                                                              $  273,489,169
                                                                                              --------------

FINANCE AND INSURANCE - 17.4%

AMERICAN GENERAL CORPORATION                                                  1,009,300       $   82,257,950
  Provider of insurance and annuity services

AMERICAN INTERNATIONAL GROUP, INC                                             1,000,000           98,562,500
  Provider of insurance

BANK OF NEW YORK COMPANY, INC.                                                2,000,000          110,375,000
  Commercial bank

CHUBB CORPORATION (THE)                                                         904,000           78,196,000
  International holding company specializing in property
  and casualty insurance

CITIGROUP INC.                                                                1,650,000           84,253,125
  Provider of diversified financial services

FANNIE MAE                                                                      726,500           63,023,875
  Provider of mortgage financing

MERRILL LYNCH & CO. INCORPORATED                                                560,000           38,185,000
  Provider of financial services

XL CAPITAL LTD. CLASS "A" (Bermuda)                                             600,000           52,425,000
  Insurance provider                                                                          --------------
                                                                                              $  607,278,450
                                                                                              --------------

----------
See footnotes on page 20.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                          DECEMBER 31, 2000

                                                                                SHARES             VALUE
                                                                              ---------       --------------
MACHINERY AND INDUSTRIAL EQUIPMENT - 6.5%

GENERAL ELECTRIC COMPANY                                                      2,585,000       $  123,918,438
  Provider of electrical equipment

UNITED TECHNOLOGIES CORPORATION                                               1,334,550          104,928,994
  Manufacturer of elevators, jet engines, flight systems, and                                 --------------
  automotive parts                                                                            $  228,847,432
                                                                                              --------------

MEDIA - 0.9%

COMCAST CORPORATION CLASS "A"*                                                  734,000       $   30,621,563
  Developer, manager, and operator of hybrid fiber-coaxial broadband                          --------------
  cable communications networks

OFFICE EQUIPMENT - 1.9%

PITNEY BOWES INC.                                                             2,021,000       $   66,945,625
  Retailer of mailing equipment and supplies                                                  --------------

PAPER AND FOREST PRODUCTS - 0.5%

MEAD CORPORATION (THE)                                                          506,300       $   15,885,162
  Manufacturer of paper, lumber, and wood products                                            --------------

RETAIL TRADE - 3.4%

COSTCO WHOLESALE CORPORATION*                                                   512,800       $   20,495,975
  Discount retailer

HOME DEPOT, INC. (THE)                                                          552,300           25,233,206
  Retailer of building materials and home improvement products

MAY DEPARTMENT STORES COMPANY                                                   644,500           21,107,375
  Department store operator

WAL-MART STORES, INC.                                                           956,800           50,830,000
  Discount retailer                                                                           --------------
                                                                                              $  117,666,556
                                                                                              --------------

TECHNOLOGY SERVICES - 5.9%

AMERICA ONLINE, INC.*                                                           541,200       $   18,833,760
  Provider of Internet access, as well as electronic mail, entertainment, reference, and interactive publications

ELECTRONIC DATA SYSTEMS CORPORATION                                           1,292,000           74,613,000
  Provider of management consulting and technology services

MICROSOFT CORPORATION*                                                        1,905,300           82,701,928
  Provider of personal computer operating systems and
application software products

ORACLE CORPORATION*                                                           1,053,200           30,608,625
  Provider of computer software                                                               --------------
                                                                                              $  206,757,313
                                                                                              --------------

TOTAL COMMON STOCKS
  (COST  $2,836,392,412)                                                                      $3,211,763,474
                                                                                              --------------


----------
See footnotes on page 20.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                           DECEMBER 31, 2000

                                                                             PRINCIPAL
                                                                               AMOUNT             VALUE
                                                                            -----------       --------------
TRI-CONTINENTAL FINANCIAL DIVISION+ - 0.3%
  (COST $10,068,729)                                                                          $   10,212,561
                                                                                              --------------
FIXED TIME DEPOSITS - 8.8%
  BANK OF MONTREAL, GRAND CAYMAN                                            $75,000,000       $   75,000,000
    6.375%, 1/2/01
  BANK OF NOVA SCOTIA, GRAND CAYMAN                                          75,000,000           75,000,000
    6.375%, 1/2/01
  BANK ONE, GRAND CAYMAN                                                     10,000,000           10,000,000
    6.25%, 1/2/01
  BARCLAYS BANK, GRAND CAYMAN                                                75,000,000           75,000,000
    6.25%, 1/2/01
  BAYERISCHE HYPO-UND VEREINSBANK, GRAND CAYMAN                              75,000,000           75,000,000
    6.25%, 1/2/01                                                                             --------------

TOTAL FIXED TIME DEPOSITS
  (COST $310,000,000)                                                                         $  310,000,000
                                                                                              --------------
Total Investments - 101.0%
  (COST $3,156,461,141)                                                                       $3,531,976,035

OTHER ASSETS LESS LIABILITIES - (1.0)%                                                           (36,330,408)
                                                                                              --------------
NET INVESTMENT ASSETS - 100.0%                                                                $3,495,645,627
                                                                                              ==============

----------
* Non-income producing security.
+ Restricted security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES December 31, 2000

ASSETS:
Investments at value:
 Common stocks (cost--$2,836,392,412) ..... $ 3,211,763,474
 Tri-Continental Financial Division
   (cost--$10,068,729) ....................      10,212,561
 Short-Term Holdings (cost--$310,000,000)       310,000,000
                                            ---------------
Total Investments (cost--$3,156,461,141) ..................     $ 3,531,976,035
Cash ......................................................             349,134
Receivable for dividends and interest .....................           4,799,515
Investment in, and expenses prepaid to,
  stockholder service agent ...............................             336,236
Other .....................................................              98,708
                                                                ---------------
TOTAL ASSETS ..............................................     $ 3,537,559,628
                                                                ---------------
LIABILITIES:
Payable for securities purchased ..........................     $    36,515,499
Payable for Common Stock repurchased ......................           2,162,732
Management fee payable ....................................           1,190,727
Preferred dividends payable ...............................             470,463
Accrued expenses and other ................................           1,574,580
                                                                ---------------
TOTAL LIABILITIES .........................................     $    41,914,001
                                                                ---------------
NET INVESTMENT ASSETS .....................................     $ 3,495,645,627
Preferred Stock, at $50 par value .........................          37,637,000
                                                                ---------------
NET ASSETS FOR COMMON STOCK ...............................     $ 3,458,008,627
                                                                ===============
NET ASSETS PER SHARE OF COMMON STOCK
  (MARKET VALUE--$21.1875) ................................              $25.87
                                                                         ======

STATEMENT OF CAPITAL STOCK AND SURPLUS  December 31, 2000

CAPITAL STOCK:
  $2.50 Cumulative Preferred Stock, $50 par value,
  asset coverage per share--$4,643.90
  Shares authorized--1,000,000; issued
  and outstanding--752,740 ................................     $    37,637,000
  Common Stock, $0.50 par value:
  Shares authorized--159,000,000; issued
  and outstanding--133,643,365 ............................          66,821,683
SURPLUS:
 Capital surplus ..........................................       2,998,713,489
 Dividends in excess of net investment income .............          (1,000,540)
 Undistributed net realized gain ..........................          17,959,101
 Net unrealized appreciation of investments ...............         375,514,894
                                                                ---------------
                                                                $ 3,495,645,627
                                                                ===============
----------
See Notes to Financial Statements

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS For the Year Ended December 31, 2000

INVESTMENT INCOME:
 Dividends (net of foreign taxes
   withheld of $331,428) ..................   $  48,984,501
 Interest .................................      15,413,797
                                              -------------
TOTAL INVESTMENT INCOME ...................................       $  64,398,298

EXPENSES:
 Management fee ...........................   $  15,398,779
 Stockholder account and registrar services       3,572,392
 Stockholder reports and communications ...         725,015
 Custody and related services .............         459,404
 Stockholders' meeting ....................         331,379
 Auditing and legal fees ..................         253,431
 Directors' fees and expenses .............         219,321
 Registration .............................          77,597
 Miscellaneous ............................         110,229
                                              -------------
TOTAL EXPENSES ............................................           21,147,547
                                                                  -------------
NET INVESTMENT INCOME .....................................       $  43,250,751*
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments .........   $ 352,066,264
 Net change in unrealized appreciation
  of investments ..........................    (777,024,822)
                                              -------------
NET LOSS ON INVESTMENTS ...................................        (424,958,558)
                                                                  -------------
DECREASE IN NET INVESTMENT ASSETS
 FROM OPERATIONS ..........................................       $(381,707,807)
                                                                  =============

----------
* Net investment income available for Common Stock is $41,368,901, which is net of Preferred Stock dividends of $1,881,850.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                         YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------
                                                                       2000                 1999
                                                                  --------------       ---------------
OPERATIONS:
Net investment income ......................................      $   43,250,751       $    56,626,206
Net realized gain on investments ...........................         352,066,264           434,056,822
Net change in unrealized appreciation
  of investments ...........................................        (777,024,822)         (114,332,857)
                                                                  --------------       ---------------
INCREASE (DECREASE) IN nET INVESTMENT
  ASSETS FROM OPERATIONS ...................................      $ (381,707,807)      $   376,350,171
                                                                  --------------       ---------------

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
  Preferred Stock (per share: $2.50 and $2.50) .............      $   (1,881,850)      $    (1,881,850)
  Common Stock (per share: $0.33 and $0.48) ................         (40,881,373)          (55,850,232)
                                                                  --------------       ---------------
                                                                  $  (42,763,223)      $   (57,732,082)
Net realized gain on investments:
  Common Stock (per share: $3.30 and $3.794) ...............        (407,048,103)         (440,951,947)
                                                                  --------------       ---------------
DECREASE IN NET INVESTMENT ASSETS
  FROM DISTRIBUTIONS .......................................      $ (449,811,326)      $  (498,684,029)
                                                                  --------------       ---------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued
  at market price in gain distributions
  (12,645,131 and 10,789,967 shares) .......................      $  286,065,681       $   313,599,376
Value of shares of Common Stock issued
  for investment plans (1,600,582 and 1,858,846 shares) ....          39,883,293            55,065,194
Cost of shares of Common Stock purchased
  from investment plan participants
  (2,360,838 and 1,777,297 shares) .........................         (59,186,968)          (52,696,754)
Cost of shares of Common Stock purchased in the
  open market (3,478,200 and 2,919,000 shares) .............         (87,100,541)          (86,293,000)
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (2,487 and 4,784 shares) ........................               2,811                 6,028
                                                                  --------------       ---------------
INCREASE IN NET INVESTMENT ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ..........................      $  179,664,276       $   229,680,844
                                                                  --------------       ---------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS ...............      $ (651,854,857)      $   107,346,986
NET INVESTMENT ASSETS:
Beginning of year ..........................................       4,147,500,484         4,040,153,498
                                                                  --------------       ---------------
END OF YEAR (including dividends in excess of
  net investment income of $1,000,540 and $1,488,068,
  respectively) ............................................      $3,495,645,627       $ 4,147,500,484
                                                                  ==============       ===============

----------
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

   a. SECURITY VALUATION -- Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

   b. FEDERAL TAXES -- There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

   c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

   d. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

2. CAPITAL STOCK TRANSACTIONS -- Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

    The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2000, 2,360,838 shares were purchased from Plan participants at a cost of $59,186,968, which represented a weighted average discount of 18.88% from the net asset value of those acquired shares. A total of 1,600,582 shares were issued to Plan participants during the year for proceeds of $39,883,293, at a discount of 18.41% from the net asset value of those shares.

    For the year ended December 31, 2000, the Corporation purchased 3,478,200 shares of its Common Stock in the open market at an aggregate cost of $87,100,541, which represented a weighted average discount of 18.43% from the net asset value of those acquired shares.

    At December 31, 2000, 290,231 shares of Common Stock were reserved for issuance upon exercise of 13,418 Warrants, each of which entitled the holder to purchase 21.63 shares of Common Stock at $1.04 per share. Assuming the exercise of all Warrants outstanding at December 31, 2000, net investment assets would have increased by $301,840 and the net asset value of the Common Stock would have been $25.82 per share. The number of Warrants exercised during the years 2000 and 1999, was 125 and 268, respectively.

TRI-CONTINENTAL CORPORATION

3. PURCHASES AND SALES OF SECURITIES-- Purchases and sales of portfolio securities, excluding short-term investments, amounted to $2,004,683,697 and $2,406,978,282, respectively. At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $848,801,715 and $473,286,821, respectively.

4. MANAGEMENT FEE,ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 2000, was equivalent to an annual rate of 0.39% of the average daily net assets of the Corporation.

   Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,375,054 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

   Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

   The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $416,829 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. RESTRICTED SECURITIES -- At December 31, 2000, the Tri-Continental Financial Division of the Corporation was comprised of two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at December 31, 2000, are as follows:

            Investments                  Acquisition Date(s)          Cost                  Value
-----------------------------------    -----------------------    -----------      --------------
WCAS Capital Partners II, L.P.           12/11/90 to 3/24/98      $ 5,962,340      $ 6,376,126
Whitney Subordinated Debt Fund, L.P.     7/12/89 to 11/10/98        4,106,389        3,836,435
                                                                  -----------      -----------
Total                                                             $10,068,729      $10,212,561
                                                                  ===========      ===========

TRI-CONTINENTAL CORPORATION

FINANCIAL HIGHLIGHTS

   The Corporation's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

    "Total investment return" measures the Corporation's performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation.

    The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

                                                                           Year Ended December 31,
                                                    ----------------------------------------------------------------------
                                                     2000            1999           1998             1997            1996
                                                    ------          ------         ------           ------          ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
 BEGINNING OF YEAR ....................             $32.82          $34.13         $32.06           $29.28          $27.58
                                                    ------          ------         ------           ------          ------
Net investment income .................               0.35            0.48           0.54             0.60            0.68
Net realized and unrealized
 investment gain (loss) ...............              (3.25)           2.90           7.01             6.94            4.84
Net realized and unrealized gain (loss)
 from foreign currency transactions ...                 --              --          (0.01)           (0.17)          (0.02)
                                                    ------          ------         ------           ------          ------
INCREASE (DECREASE) FROM INVESTMENT
 OPERATIONS ...........................              (2.90)           3.38           7.54             7.37            5.50
Dividends paid on Preferred Stock .....              (0.02)          (0.02)         (0.02)           (0.02)          (0.02)
Dividends paid on Common Stock ........              (0.33)          (0.48)         (0.52)           (0.60)          (0.66)
Distributions from net gain realized ..              (3.30)          (3.79)         (4.28)           (3.45)          (2.72)
Issuance of Common Stock
 in gain distributions ................              (0.40)          (0.40)         (0.65)           (0.52)          (0.40)
                                                    ------          ------         ------           ------          ------
NET INCREASE (DECREASE)
 IN NET ASSET VALUE ...................              (6.95)          (1.31)          2.07             2.78            1.70
                                                    ------          ------         ------           ------          ------
NET ASSET VALUE,
 END OF YEAR ..........................             $25.87          $32.82         $34.13           $32.06          $29.28
                                                    ======          ======         ======           ======          ======
ADJUSTED NET ASSET VALUE,
  END OF YEAR* ........................             $25.82          $32.75         $34.06           $31.99          $29.22
MARKET VALUE, END OF YEAR .............             $21.1875        $27.875        $28.50           $26.6875        $24.125

----------
See footnotes on page 27.

TRI-CONTINENTAL CORPORATION

FINANCIAL HIGHLIGHTS

                                                                          Year Ended December 31,
                                                    ------------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
                                                    ----------    ----------    ----------    ----------    ----------
TOTAL INVESTMENT RETURN:
Based upon market value .........................     (11.56)%         12.57        26.19%        27.96%        21.98%
Based upon net asset value ......................      (8.29)%         10.67        25.80%        26.65%        21.45%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
  investment assets .............................        0.54%         0.56%         0.58%         0.60%         0.62%
Expenses to average net assets for
  Common Stock ..................................        0.54%         0.56%         0.58%         0.60%         0.63%
Net investment income to
  average net investment assets .................        1.10%         1.36%         1.59%         1.80%         2.27%
Net investment income to average
  net assets for Common Stock ...................        1.11%         1.38%         1.60%         1.82%         2.31%
Portfolio turnover rate .........................       54.13%        42.83%        63.39%        83.98%        53.96%
NET INVESTMENT ASSETS,
  END OF YEAR (000s omitted):
For Common Stock ................................   $3,458,009    $4,109,863    $4,002,516    $3,391,816    $2,835,026
For Preferred Stock .............................       37,637        37,637        37,637        37,637        37,637
                                                    ----------    ----------    ----------    ----------    ----------
TOTAL NET INVESTMENT ASSETS .....................   $3,495,646    $4,147,500    $4,040,153    $3,429,453    $2,872,663
                                                    ==========    ==========    ==========    ==========    ==========

----------
* Assumes the exercise of outstanding warrants.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SECURITY HOLDERS,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of December 31, 2000, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Corporation's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 2000, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective-stated periods in conformity with generally accepted accounting principles.




DELOITTE & Touche LLP
New York, New York
February 9, 2001

--------------------------------------------------------------------------------


FOR MORE INFORMATION

MANAGER

J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017



IMPORTANT TELEPHONE NUMBERS

(800) TRI-1092  Stockholder Services

(800) 445-1777  Retirement Plan Services

(212) 682-7600  Outside the United States

(800) 622-4597  24-Hour Automated
                Telephone Access Service


                             WWW.TRI-CONTINENTAL.COM

TRI-CONTINENTAL CORPORATION

BOARD OF DIRECTORS

JOHN R. GALVIN (2,4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and
 Diplomacy at Tufts University

ALICE S. ILCHMAN (3,4)
CHAIRMAN, The Rockefeller Foundation
TRUSTEE, Committee for Economic
 Development

FRANK A. MCPHERSON (2,4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2,4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
 Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2,4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
Retired Partner, Pitney, Hardin, Kipp & Szuch,
 Law Firm

LEROY C. RICHIE (4)
CHAIRMAN AND CEO, Q Standards
 Worldwide, Inc.


JAMES Q. RIORDAN (3,4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic
 Development
DIRECTOR, Public Broadcasting Service

RICHARD R.SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
 J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS,Colby College

ROBERT L. SHAFER (3,4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2,4)
DIRECTOR AND CONSULTANT,
 Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
 Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

--------------------
   Member:
     (1) Executive Committee
     (2) Audit Committee
     (3) Director Nominating Committee
     (4) Board Operations Committee


EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES W. KADLEC
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

                           TRI-CONTINENTAL CORPORATION

                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864

                       100 PARK AVENUE, NEW YORK, NY 10017

    This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

                             www.tri-continental.com



                                                                    CETRI2 12/00